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                   AMENDMENT NO. THREE, WAIVER AND CONSENT


     THIS AMENDMENT NO. THREE, WAIVER AND CONSENT (hereafter the "Amendment") is made by and between Toomim Research Group, a partnership ("Licensor") and MYO DIAGNOSTICS, INC. (hereafter "Licensee"), with reference to the following recitals:

                                   RECITALS

     A. WHEREAS, Licensor and Licensee are parties to that certain Licensing Agreement, dated as of October 31, 1993, amended by Amendment No. One dated December 23, 1994 and by Amendment No. Two dated November 30, 1995 (hereinafter in total referred to as the "License Agreement"); and

     B. WHEREAS, the License Agreement was assigned by Licensee to Myo Diagnostics, Ltd., a Limited Partnership, a California partnership, (the "Partnership") with the consent of the Licensor; and

     C. WHEREAS, the Partnership has dissolved and the License Agreement has been assigned to the Licensee; and

     D. WHEREAS, Licensor and Licensee desire to amend the License Agreement in certain respects, and Licensor is willing to waive compliance with certain provisions of the License and consent to the assignment of the License Agreement to Licensee;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:


                                     AGREEMENT


     1. In the event the license contemplated in the Licensing Agreement is conveyed or assigned to any third party for any reason whatsoever as a result of (a) the Licensee becoming insolvent or failing generally to pay its debts as they become due; or (b) the assignment by Licensee of Licensee's property for the benefit of Licensee's creditors or the appointment of a receiver for any part of Licensee's property; or (c) the filing of any proceeding under any bankruptcy or insolvency law which shall have been commenced by or against Licensee, the Royalty Payments described in Paragraph 5 of the Licensing Agreement shall remain in full force and effect and shall not in any way be voided as a result of the occurrence of the foregoing events.

     2. Paragraph 15 (b), Paragraph 15(c) and Paragraph 15(d) of the License Agreement are hereby deleted.

     3. Licensor hereby represents and warrants to Licensee that this Amendment has been duly executed and delivered by Licensor and that the License Agreement, as amended or modified by this Amendment constitutes the legal, valid, and binding obligation of Licensor, enforceable against Licensor in accordance with its terms.


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     4.   Licensee hereby represent and warrants to Licensor that this
Amendment has been duly executed and delivered by Licensee and that the License Agreement, as amended or modified by this Amendment constitutes the legal, valid, and binding obligation of Licensor, enforceable against Licensor in accordance with its terms.

     5. This Amendment may be executed in two or more counterparts and by different parties in separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the Parties hereto have executed and delivered this Amendment as of the date and year set forth opposite their respective signatures below.

READ AND AGREED:



TOOMIM RESEARCH GROUP                       MYO DIAGNOSTICS, INC.
(Licensor)                                  (Licensee)


Dated: April 6, 1998


By:                                         By:
    ------------------------------              ---------------------------
         Hershel Toomim                               Signature


By:                                             Gerald D. Appel, President
    ------------------------------             -----------------------------
     Daniel J. Levendowski                      Printed Name and Title


By:                                             April 6, 1998
    ------------------------------             -----------------------------
     Gerald D. Appel                            Date


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